UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 28, 2026
COASTAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5415 Evergreen Way, Everett, Washington 98203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  (425) 257-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	CCB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 8.01    Other Events

Bluevine Relationship

On September 28, 2026, Bluevine, Inc. (“Bluevine”), a financial technology partner of Coastal Community Bank (the “Bank”), announced that it entered into a definitive agreement to be acquired by Valley National Bancorp, the parent company of Valley Bank (the “Transaction”). The Transaction remains subject to regulatory approvals and other customary closing conditions. Bluevine and the Bank have maintained a productive relationship for many years.

As of June 30, 2026, CCBX had 22 active partner relationships across a diversified range of products and services. Given the scale of the CCBX platform and the Bank’s established sweep capability, the Company does not currently expect the Transaction, or any resulting changes to the Bluevine deposit relationship, to have a material adverse effect on the Company’s liquidity or funding profile. The Company will provide additional information in connection with its third quarter earnings.

As of September 25, 2026, approximately $447 million of Bluevine-related deposits were held on the Bank’s balance sheet, an amount that fluctuates in the ordinary course based on customer activity, balance sheet management and utilization of the Bank’s deposit sweep arrangements. This relationship represents one part of a broader and diversified CCBX deposit platform.

The Bank’s funding alternatives, including the ability to bring sweep deposits back onto its balance sheet, provide flexibility to replace Bluevine-related deposits.

Safe Harbor Statement

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the anticipated impact of the Transaction, are forward-looking statements. The Company generally identifies forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on the Coastal Financial Corporation’s (the “Company”) current intentions, beliefs and expectations regarding future events based on information that is currently available. The Company cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from the Company’s expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and, except as required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.
Item 9.01    Financial Statements and Exhibits
Exhibits

Number	Description

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

Date: September 28, 2026	By:	/s/ Joel G. Edwards
Joel G. Edwards
Chief Financial Officer